                                  EXHIBIT 23

                                                                    Exhibit 23.1
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CONSENT OF INDEPENDENT AUDITORS
-------------------------------


We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 33-63094, No. 33-38240, No. 333-32729, and No. 333-47687) of
Tidewater Inc. of our report dated April 25, 2000, with respect to the consolidated financial statements and schedule of Tidewater Inc. included in this Annual Report (Form 10-K) for the year ended March 31, 2000.



                         Ernst & Young LLP


New Orleans, Louisiana
April 28, 2000